Exhibit (17)(b)

EQUITY FUNDS
Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Small/Mid Cap Value Fund
Tax Managed Equity Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund                 [GRAPHIC OMITTED]
Balanced Allocation Fund
Conservative Allocation Fund
                                       -------------------------
FIXED INCOME FUNDS                      ARMADA FUNDS PROSPECTUS
Bond Fund                                      C SHARES
GNMA Fund                                   OCTOBER 1, 2002
High Yield Bond Fund                   -------------------------
Intermediate Bond Fund
Limited Maturity Bond Fund
Short Duration Bond Fund
Total Return Advantage Fund
U.S. Government Income Fund


TAX FREE BOND FUNDS
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund


MONEY MARKET FUND
Money Market Fund



THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                                                              (LOGO)
                                                           ARMADA(R)
                                                               FUNDS
                                                 WWW.ARMADAFUNDS.COM
                                                   [GRAPHIC OMITTED]

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY




ABOUT THIS PROSPECTUS
Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class C Shares of the Funds before investing. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.



THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


ARMADA CORE EQUITY FUND .............................................    2

ARMADA EQUITY GROWTH FUND ...........................................    4

ARMADA EQUITY INDEX FUND ............................................    6

ARMADA INTERNATIONAL EQUITY FUND ....................................    8

ARMADA LARGE CAP ULTRA FUND .........................................   10

ARMADA LARGE CAP VALUE FUND .........................................   12

ARMADA MID CAP GROWTH FUND ..........................................   14

ARMADA SMALL CAP GROWTH FUND ........................................   16

ARMADA SMALL CAP VALUE FUND .........................................   18

ARMADA SMALL/MID CAP VALUE FUND .....................................   20

ARMADA TAX MANAGED EQUITY FUND ......................................   22

ARMADA AGGRESSIVE ALLOCATION FUND ...................................   28

ARMADA BALANCED ALLOCATION FUND .....................................   30

ARMADA CONSERVATIVE ALLOCATION FUND .................................   32

ARMADA BOND FUND ....................................................   36

ARMADA GNMA FUND ....................................................   38

ARMADA HIGH YIELD BOND FUND .........................................   40

ARMADA INTERMEDIATE BOND FUND .......................................   42

ARMADA LIMITED MATURITY BOND FUND ...................................   44

ARMADA SHORT DURATION BOND FUND .....................................   46

ARMADA TOTAL RETURN ADVANTAGE FUND ..................................   48

ARMADA U.S. GOVERNMENT INCOME FUND ..................................   50

ARMADA MICHIGAN MUNICIPAL BOND FUND .................................   56

ARMADA NATIONAL TAX EXEMPT BOND FUND ................................   58

ARMADA OHIO TAX EXEMPT BOND FUND ....................................   60

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND .............................   62

ARMADA MONEY MARKET FUND ............................................   66

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ..............   69

MORE INFORMATION ABOUT FUND INVESTMENTS .............................   73

INVESTOR PROFILES ...................................................   74

INVESTMENT ADVISER AND INVESTMENT TEAMS .............................   77

PURCHASING, SELLING AND EXCHANGING FUND SHARES ......................   78

DIVIDENDS AND TAXES .................................................   84

FINANCIAL HIGHLIGHTS ................................................   86

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA CORE EQUITY FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  2001        -15.02%

                        Best Quarter    13.10%    (12/31/01)
                        Worst Quarter  -15.60%     (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -7.31%.

                                                                    EQUITY FUNDS

                                                         ARMADA CORE EQUITY FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                          SINCE         DATE OF
CLASS C SHARES                              1 YEAR      INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Core Equity Fund                                                  1/20/00

  Returns Before Taxes                      -15.85%      -6.72%

  Returns After Taxes on Distributions      -16.25%      -8.18%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                    -9.28%      -5.17%

S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                          -11.88%      -8.51%    Since 1/31/00
--------------------------------------------------------------------------------

1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY GROWTH FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               2001       -17.09%

                     Best Quarter     12.04%   (12/31/01)
                     Worst Quarter   -16.32%    (3/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -19.03%.

                                                                    EQUITY FUNDS

                                                       ARMADA EQUITY GROWTH FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Equity Growth Fund                                                1/27/00

  Returns Before Taxes                         -17.91%    -10.48%

  Returns After Taxes on Distributions         -18.07%    -11.02%

  Returns After Taxes on Distributions and
  Sale of Fund Shares                          -10.76%     -8.30%

S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                             -11.88%     -8.51%  Since 1/31/00
--------------------------------------------------------------------------------

1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY INDEX FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Composite Stock Price Index

PRINCIPAL RISKS
Market risk, tracking error risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      -13.09%


                      Best Quarter     10.34%   (12/31/01)
                      Worst Quarter   -15.02%    (9/30/01)

The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -13.81%.

                                                                    EQUITY FUNDS

                                                        ARMADA EQUITY INDEX FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Equity Index Fund                                                 1/17/00

  Returns Before Taxes                         -13.96%    -11.75%

  Returns After Taxes on Distributions         -14.01%    -11.80%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                       -8.50%     -9.30%

S&P 500 Composite Stock Price Index  1
(reflects no deduction for fees,
expenses or taxes)                             -11.88%    -10.63%  Since 1/17/00
--------------------------------------------------------------------------------

1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market

                                                                    EQUITY FUNDS

                                                ARMADA INTERNATIONAL EQUITY FUND

country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      -26.05%

                       Best Quarter     10.44%   (12/31/01)
                       Worst Quarter   -17.92%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -3.33%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                                          1/5/00

  Returns Before Taxes                         -26.79%    -19.66%

  Returns After Taxes on Distributions         -26.79%    -20.43%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -16.32%    -15.40%

MSCI EAFE Index 1
(reflects no deduction for fees,
expenses or taxes)                             -21.44%    -17.89% Since 12/31/99
--------------------------------------------------------------------------------

1 THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST
  (MSCI EAFE) INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS THE PERFORMANCE OF MORE THAN 1,000 EQUITY SECURITIES OF COMPANIES LOCATED IN THOSE REGIONS.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP ULTRA FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001       -23.58%

                     Best Quarter     12.60%   (12/31/01)
                     Worst Quarter   -21.22%    (3/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -22.66%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP ULTRA FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA GROWTH INDEX AND THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 GROWTH INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                              6/15/00

  Returns Before Taxes                         -24.35%    -27.84%

  Returns After Taxes on Distributions         -24.35%    -29.85%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -14.83%    -22.01%

S&P 500/Barra Growth Index  1
(reflects no deduction for fees,
expenses or taxes)                             -12.73%    -19.00%  Since 5/31/00

Russell 1000 Growth Index 2
(reflects no deduction for fees,
expenses or taxes)                             -20.42%    -24.78%  Since 5/31/00
--------------------------------------------------------------------------------

1 THE S&P 500/BARRA GROWTH INDEX IS COMPRISED OF SECURITIES IN THE S&P 500
  COMPOSITE STOCK PRICE INDEX THAT HAVE A HIGHER THAN AVERAGE PRICE-TO-BOOK
  RATIO.

2 THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE
  RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001        -4.72%

                       Best Quarter      7.89%   (12/31/01)
                       Worst Quarter   -11.04%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -3.53%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP VALUE FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA VALUE INDEX AND THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 VALUE INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund                                              1/27/00

  Returns Before Taxes                         -5.63%     5.43%

  Returns After Taxes on Distributions         -6.68%     4.37%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -2.77%     4.13%

S&P 500/Barra Value Index 1
(reflects no deduction for fees,
expenses or taxes)                            -11.71%    -1.71%    Since 1/31/00

Russell 1000 Value Index 2
(reflects no deduction for fees,
expenses or taxes)                             -5.59%    -2.29%    Since 1/31/00
--------------------------------------------------------------------------------

1 THE S&P 500/BARRA VALUE INDEX IS COMPRISED OF SECURITIES IN THE S&P 500
  COMPOSITE STOCK PRICE INDEX THAT HAVE A LOWER THAN MEDIAN MARKET CAPITALIZATION WEIGHTED PRICE-TO-BOOK RATIO.

2 THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE
  RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001     -19.65%

                       Best Quarter     22.59%   (12/31/01)
                       Worst Quarter   -27.42%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -19.77%.

                                                                    EQUITY FUNDS

                                                      ARMADA MID CAP GROWTH FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                                               6/15/00

  Returns Before Taxes                         -20.45%    -25.85%

  Returns After Taxes on Distributions         -20.45%    -30.78%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -12.46%    -20.83%

Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                             -20.15%    -20.53%  Since 5/31/00
--------------------------------------------------------------------------------

1 THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN
  THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      -8.95%

                     Best Quarter     20.23%   (12/31/01)
                     Worst Quarter   -25.93%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -21.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                             1/20/00

  Returns Before Taxes                         -9.86%     -15.53%

  Returns After Taxes on Distributions         -9.86%     -16.35%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -6.01%     -12.05%

Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                             -9.23%     -16.32%  Since 1/31/00
--------------------------------------------------------------------------------

1 THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000
  STOCK INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.


The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001       16.13%

                      Best Quarter     18.96%   (12/31/01)
                      Worst Quarter   -11.65%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 5.63%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund                                              1/27/00

  Returns Before Taxes                         15.13%     26.94%

  Returns After Taxes on Distributions         11.72%     24.17%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      10.03%     20.75%

Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                             14.02%     20.87%   Since 1/31/00
--------------------------------------------------------------------------------

1 THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000
  INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap and mid cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                                    EQUITY FUNDS

                                                 ARMADA SMALL/MID CAP VALUE FUND

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA TAX MANAGED EQUITY FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation, while minimizing the impact of taxes

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks using strategies designed to minimize the impact of taxes

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              2001        -13.59%

                   Best Quarter      9.60%   (12/31/01)
                   Worst Quarter   -15.21%    (3/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -15.90%.

                                                                    EQUITY FUNDS

                                                  ARMADA TAX MANAGED EQUITY FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                           1/10/00

  Returns Before Taxes                         -14.46%    -8.40%

  Returns After Taxes on Distributions         -14.46%    -8.42%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                       -8.80%    -6.66%

S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                             -11.88%   -10.49%  Since 12/31/99
--------------------------------------------------------------------------------

1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                      CORE EQUITY FUND                       EQUITY GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 3                                                   0.16%                                   0.14%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.41%                                   0.39%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.91%                                   1.89%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                     EQUITY INDEX FUND                    INTERNATIONAL EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                   CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
 (as a percentage of offering price)                        None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.35% 4                                 1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.13%                                   0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.48% 4                                 2.30%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       EQUITY FUNDS

                                                                                                               FUND FEES & EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                    LARGE CAP ULTRA FUND                    LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.19% 3                                 0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.44%                                   0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.94%                                   1.88%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                    MID CAP GROWTH FUND                    SMALL CAP GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    1.00%                                   1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.21% 3                                 0.20%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.46%                                   0.45%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        2.21%                                   2.20%
-----------------------------------------------------------------------------------------------------------------------------------

EQUITY FUNDS

FUND FEES & EXPENSES


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                    SMALL CAP VALUE FUND                  SMALL/MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                    None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    1.00%                                   1.00% 4
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.13% 3                                 0.16% 5
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.41%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        2.13%                                   2.16% 4
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                   TAX MANAGED EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 3                                                   0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.88%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

                                                            FUND FEES & EXPENSES

1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.


2 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

3 Other expenses for certain Funds have been restated to reflect current expenses.

4 The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                              ADVISORY           TOTAL
                                FEES            EXPENSES
                                0.20%             1.33%

The Adviser expects to continue waiving a portion of its advisory fees for the Equity Index Fund and expects to waive all advisory fees for the Small/Mid Cap Value Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                              ADVISORY           TOTAL
FUND                            FEES            EXPENSES
Equity Index Fund               0.20%             1.33%
Small/Mid Cap Value Fund        0.50%             1.66%

5 Other expenses for the Small/Mid Cap Value Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CORE EQUITY FUND
  Class C Shares 1               $294        $600      $1,032      $2,233
  Class C Shares 2                194         600       1,032       2,233
--------------------------------------------------------------------------------
EQUITY GROWTH FUND
  Class C Shares 1                292         594       1,021       2,212
  Class C Shares 2                192         594       1,021       2,212
--------------------------------------------------------------------------------
EQUITY INDEX FUND
  Class C Shares 1                251         468         808       1,768
  Class C Shares 2                151         468         808       1,768
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Class C Shares 1                333         718       1,230       2,636
  Class C Shares 2                233         718       1,230       2,636
--------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
  Class C Shares 1                297         609       1,047       2,264
  Class C Shares 2                197         609       1,047       2,264
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
  Class C Shares 1                291         591       1,016       2,201
  Class C Shares 2                191         591       1,016       2,201
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
  Class C Shares 1                324         691       1,185       2,544
  Class C Shares 2                224         691       1,185       2,544
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
  Class C Shares 1                323         688       1,180       2,534
  Class C Shares 2                223         688       1,180       2,534
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
  Class C Shares 1                316         667       1,144       2,462
  Class C Shares 2                216         667       1,144       2,462
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND
  Class C Shares 1                319         676         N/A         N/A
  Class C Shares 2                219         676         N/A         N/A
--------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND
  Class C Shares 1                291         591       1,016       2,201
  Class C Shares 2                191         591       1,016       2,201
--------------------------------------------------------------------------------


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation with current income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk
--------------------------------------------------------------------------------



PRINCIPAL INVESTMENT STRATEGIES


The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 72.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

                                                          ASSET ALLOCATION FUNDS

                                               ARMADA AGGRESSIVE ALLOCATION FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because Class C Shares were not in operation during the calendar year ended December 31, 2001.


FUND FEES AND EXPENSES


See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS
Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

                                                          ASSET ALLOCATION FUNDS

                                                 ARMADA BALANCED ALLOCATION FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.



                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               2001      -7.79%

                     Best Quarter      7.73%   (12/31/01)
                     Worst Quarter   -10.35%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -5.76%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                          4/20/00

  Returns Before Taxes                         -8.70%     -4.53%

  Returns After Taxes on Distributions         -9.22%     -7.31%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -5.31%     -4.47%

Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                              8.42%     10.87%   Since 4/30/00

S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees,
expenses or taxes)                            -11.88%    -12.06%   Since 4/30/00

Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees,
expenses or taxes)                             -3.72%     -3.07%   Since 4/30/00
--------------------------------------------------------------------------------

1 THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET
  VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

2 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

3 THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500
  COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.


FUND FEES AND EXPENSES

See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income and moderate capital appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk
--------------------------------------------------------------------------------



PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 72.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                          ASSET ALLOCATION FUNDS

                                             ARMADA CONSERVATIVE ALLOCATION FUND

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.


FUND FEES AND EXPENSES


See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                 AGGRESSIVE ALLOCATION FUND             BALANCED ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)               None                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        1.00% 1                                  1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                       None                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                           None                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                                     None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                  0.25% 2                                  0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.65%                                    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                            0.25%                                    0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 4                                                 0.21%                                    0.20%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.46%                                    0.45%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                      1.36% 2                                  1.95%
-----------------------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                         0.99% 5                                    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses                2.35% 5                                    N/A
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                      CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                                                             CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)                 None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)                            1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
Other Distributions (as a percentage of offering price)                                            None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                                       None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 2                                                                         0.25%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                                          0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                                                                     0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 4                                                                                          0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                                                               0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 2                                                             1.28%
-----------------------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses 5                                                                0.85%
-----------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses 5                                                       2.13%
-----------------------------------------------------------------------------------------------------------------------------------

                                                          ASSET ALLOCATION FUNDS

                                                            FUND FEES & EXPENSES


1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                      ADVISORY          TOTAL
 FUND                                   FEES          EXPENSES
 Aggressive Allocation Fund            0.00%            1.98%
 Conservative Allocation Fund          0.00%            1.88%

The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                      ADVISORY          TOTAL
 FUND                                   FEES          EXPENSES
 Aggressive Allocation Fund            0.00%           1.11%
 Conservative Allocation Fund          0.00%           1.03%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

3 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

4 Other expenses for each Fund have been restated to reflect current expenses.

5 Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.51% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest. The ratios of Indirect Underlying Fund Expenses shown in the table above are based on allocations of Fund assets to Underlying Armada Funds as of May 31, 2002 as follows:

                                        AGGRESSIVE         CONSERVATIVE
                                     ALLOCATION FUND      ALLOCATION FUND
 Armada Large Cap Ultra Fund              16.87%               8.33%
 Armada Large Cap Value Fund              25.08%              12.39%
 Armada Small Cap Growth Fund             18.74%               9.25%
 Armada Small Cap Value Fund              18.87%               9.31%
 Armada Bond Fund                         19.92%               0.00%
 Armada Intermediate Bond Fund             0.00%              59.62%
 Armada Money Market Fund                  0.51%               1.11%


The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.


Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:

 Aggressive Allocation Fund                3.00%
 Conservative Allocation Fund              2.77%

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

 Aggressive Allocation Fund                2.10%
 Conservative Allocation Fund              1.78%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*
  Class C Shares 1                   $338         $733      $1,255        $2,686
  Class C Shares 2                    238          733       1,255         2,686
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
  Class C Shares 1                    298          612       1,052         2,275
  Class C Shares 2                    198          612       1,052         2,275
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
  Class C Shares 1                    316          667       1,144         2,462
  Class C Shares 2                    216          667       1,144         2,462
--------------------------------------------------------------------------------


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

1 If you sell your shares at the end of the period.

2 If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the

                                                              FIXED INCOME FUNDS

                                                                ARMADA BOND FUND

agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               2001         6.52%

                     Best Quarter      3.90%    (9/30/01)
                     Worst Quarter    -0.63%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.46%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Bond Fund                                                         6/12/00

  Returns Before Taxes                         5.52%      7.54%

  Returns After Taxes on Distributions         3.43%      5.31%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.34%      4.93%

Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.42%     11.51%    Since 5/31/00
--------------------------------------------------------------------------------

1 THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET
  VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.


FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA GNMA FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA)

PRINCIPAL RISKS
Market risk, prepayment/extension risk, interest rate risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.


In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

                                                              FIXED INCOME FUNDS

                                                                ARMADA GNMA FUND

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001     6.22%

                    Best Quarter      3.43%    (9/30/01)
                    Worst Quarter    -0.17%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.41%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN GNMA INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada GNMA Fund                                                         1/27/00

  Returns Before Taxes                         5.22%      8.34%

  Returns After Taxes on Distributions         3.18%      6.19%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.15%      5.61%

Lehman GNMA Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.23%     10.62%    Since 1/31/00
--------------------------------------------------------------------------------

1 THE LEHMAN GNMA INDEX TRACKS GNMA ISSUES, INCLUDING SINGLE FAMILY, MOBILE
  HOME, MIDGETS AND GRADUATED PAYMENTS COMPONENTS.


FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in high yield, high risk debt securities

PRINCIPAL RISKS
Loss risk, market risk, credit risk, interest rate risk,
prepayment/extension risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes (at the time of purchase) will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

LOSS RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in Fund shares is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

                                                              FIXED INCOME FUNDS


                                                     ARMADA HIGH YIELD BOND FUND

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk, foreign risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

                                                              FIXED INCOME FUNDS

                                                   ARMADA INTERMEDIATE BOND FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001      6.95%

                      Best Quarter      4.07%    (9/30/01)
                      Worst Quarter    -0.68%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.18%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund                                            5/30/00

  Returns Before Taxes                         5.95%      8.24%

  Returns After Taxes on Distributions         4.02%      6.11%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.60%      5.54%

Lehman Intermediate U.S.
Government/Credit Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.98%     11.20%    Since 5/31/00
--------------------------------------------------------------------------------

1 THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX
  WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price

                                                              FIXED INCOME FUNDS

                                               ARMADA LIMITED MATURITY BOND FUND

movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  2001     8.25%

                      Best Quarter      3.37%    (3/31/01)
                      Worst Quarter     0.50%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 1.70%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                        1/27/00

  Returns Before Taxes                         7.25%      5.98%

  Returns After Taxes on Distributions         5.33%      3.95%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      4.38%      3.77%

Merrill Lynch 1-3 Year U.S. Corporate/
Government Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.71%      8.78%    Since 1/31/00
--------------------------------------------------------------------------------

1 THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET
  CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.


FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA SHORT DURATION BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY
Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Short Duration Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

                                                              FIXED INCOME FUNDS

                                                 ARMADA SHORT DURATION BOND FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.


Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to

                                                              FIXED INCOME FUNDS

                                              ARMADA TOTAL RETURN ADVANTAGE FUND

repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.



INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001      6.26%

                     Best Quarter      4.66%    (9/30/01)
                     Worst Quarter    -0.61%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 2.96%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                       10/3/00

  Returns Before Taxes                         5.26%      8.17%

  Returns After Taxes on Distributions         3.38%      6.19%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.19%      5.56%

Lehman U.S. Government/Credit Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.51%     10.46%    Since 9/30/00
--------------------------------------------------------------------------------

1 THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED INDEX OF
  GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.


FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

                                                              FIXED INCOME FUNDS

                                              ARMADA U.S. GOVERNMENT INCOME FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001      6.70%

                     Best Quarter      3.47%    (9/30/01)
                     Worst Quarter    -0.05%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.74%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada U.S. Government Income Fund                                       6/21/00

  Returns Before Taxes                         5.70%      8.84%

  Returns After Taxes on Distributions         3.78%      6.75%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.45%      6.04%

Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.22%     10.43%    Since 6/30/00
--------------------------------------------------------------------------------

1 THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED, MARKET
  VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FHLMC, AND FANNIE MAE. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                          BOND FUND                               GNMA FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.55%                                   0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 3                                                   0.13%                                   0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.68%                                   1.70%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                    HIGH YIELD BOND FUND                   INTERMEDIATE BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.60%                                   0.55% 5
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.18% 4                                 0.13%
-----------------------------------------------------------------------------------------------------------------------------------
 Total Other Expenses                                       0.43%                                   0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.78%                                   1.68% 5
-----------------------------------------------------------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

                                                            FUND FEES & EXPENSES


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                 LIMITED MATURITY BOND FUND               SHORT DURATION BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 5                                  0.45%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.13% 3                                 0.19% 4
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.44%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 5                      1.58%                                   1.59%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEE                                 TOTAL RETURN ADVANTAGE FUND             U.S. GOVERNMENT INCOME FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                   None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.55% 5                                 0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 3                                                   0.12%                                   0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.37%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.67% 5                                 1.70%
-----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS

FUND FEES & EXPENSES


1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.

2 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

3 Other expenses for certain Funds have been restated to reflect current expenses.

4 Other expenses for the High Yield Bond Fund and Short Duration Bond Fund are based on estimated amounts for the current fiscal year.

5 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

FUND                             ADVISORY FEES   TOTAL EXPENSES
Intermediate Bond Fund               0.40%           1.53%
Limited Maturity Bond Fund           0.35%           1.49%
Total Return Advantage Fund          0.38%           1.51%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds and the Short Duration Bond Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                             ADVISORY FEES   TOTAL EXPENSES
Intermediate Bond Fund               0.40%           1.53%
Limited Maturity Bond Fund           0.35%           1.48%
Short Duration Bond Fund             0.13%           1.32%
Total Return Advantage Fund          0.40%           1.52%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                              FIXED INCOME FUNDS

                                                            FUND FEES & EXPENSES

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
BOND FUND
  Class C Shares 1                   $271        $530        $913       $1,987
  Class C Shares 2                    171         530         913        1,987
--------------------------------------------------------------------------------
GNMA FUND
  Class C Shares 1                    273         536         923        2,009
  Class C Shares 2                    173         536         923        2,009
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
  Class C Shares 1                    281         560         N/A          N/A
  Class C Shares 2                    181         560         N/A          N/A
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
  Class C Shares 1                    271         530         913        1,987
  Class C Shares 2                    171         530         913        1,987
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
  Class C Shares 1                    261         499         860        1,878
  Class C Shares 2                    161         499         860        1,878
--------------------------------------------------------------------------------
SHORT DURATION BOND FUND
  Class C Shares 1                    262         502         N/A          N/A
  Class C Shares 2                    162         502         N/A          N/A
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
  Class C Shares 1                    270         526         907        1,976
  Class C Shares 2                    170         526         907        1,976
--------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
  Class C Shares 1                    273         536         923        2,009
  Class C Shares 2                    173         536         923        2,009
--------------------------------------------------------------------------------


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

TAX FREE BOND FUNDS

ARMADA MICHIGAN MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                             ARMADA MICHIGAN MUNICIPAL BOND FUND

PERFORMANCE INFORMATION


Class C Shares of the Fund had less than a full year of performance history as of December 31, 2001. For this reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year. The performance of Class C Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


      1992   1993   1994    1995   1996   1997   1998    1999   2000   2001
      6.98%  9.74% -2.86%  13.63%  3.03%  7.18%  5.00%  -1.34%  8.90%  4.62%

                     Best Quarter      5.25%    (3/31/95)
                     Worst Quarter    -3.28%    (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 4.40%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE
OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund

  Returns Before Taxes                         4.62%        4.82%        5.38%

  Returns After Taxes on Distributions         4.60%        4.77%        5.29%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      4.65%        4.76%        5.24%

Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             5.20%        5.56%        6.13%
--------------------------------------------------------------------------------

1 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX.
  THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA NATIONAL TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      3.53%

                      Best Quarter      2.31%    (9/30/01)
                      Worst Quarter    -0.98%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.99%.

                                                             TAX FREE BOND FUNDS

                                            ARMADA NATIONAL TAX EXEMPT BOND FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada National Tax Exempt Bond Fund                                     2/24/00

  Returns Before Taxes                         2.53%        5.47%

  Returns After Taxes on Distributions         2.52%        5.47%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      2.85%        4.95%

Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             5.20%        7.70%  Since 2/29/00
--------------------------------------------------------------------------------

1 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX.
  THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA OHIO TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                                ARMADA OHIO TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      3.39%

                  Best Quarter      2.39%    (9/30/01)
                  Worst Quarter    -1.07%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 4.28%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund                                         6/23/00

  Returns Before Taxes                         2.39%        5.69%

  Returns After Taxes on Distributions         2.39%        5.69%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      2.79%        5.27%

Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             5.20%        7.31%  Since 6/30/00
--------------------------------------------------------------------------------

1 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX.
  THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                         ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001      2.26%

                    Best Quarter      2.32%    (9/30/01)
                    Worst Quarter    -0.95%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.62%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                                  2/24/00

  Returns Before Taxes                         1.26%        3.70%

  Returns After Taxes on Distributions         1.25%        3.70%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      1.73%        3.27%

Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             5.20%        7.70%  Since 2/29/00
--------------------------------------------------------------------------------

1 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX.
  THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                 MICHIGAN MUNICIPAL BOND FUND           NATIONAL TAX EXEMPT BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 2                                  0.55%                                   0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 4                                                   0.13%                                   0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 2                      1.68%                                   1.70%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                 OHIO TAX EXEMPT BOND FUND             PENNSYLVANIA MUNICIPAL BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 2                                  0.55%                                   0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 4                                                   0.14%                                   0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.39%                                   0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund 2
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses                                          1.69%                                   1.68%
-----------------------------------------------------------------------------------------------------------------------------------

                                                             TAX FREE BOND FUNDS

                                                            FUND FEES & EXPENSES

1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.


2 The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

FUND                                 ADVISORY FEES   TOTAL EXPENSES
Michigan Municipal Bond Fund             0.40%           1.50%
National Tax Exempt Bond Fund            0.40%           1.51%
Ohio Tax Exempt Bond Fund                0.40%           1.51%
Pennsylvania Municipal Bond Fund         0.40%           1.55%

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                                 ADVISORY FEES   TOTAL EXPENSES
Michigan Municipal Bond Fund             0.40%           1.53%
National Tax Exempt Bond Fund            0.40%           1.55%
Ohio Tax Exempt Bond Fund                0.40%           1.54%
Pennsylvania Municipal Bond Fund         0.40%           1.53%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

3 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

4 Other expenses for each Fund have been restated to reflect current expenses.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
  Class C Shares 1                      $271        $530       $913       $1,987
  Class C Shares 2                       171         530        913        1,987
--------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
  Class C Shares 1                       273         536        923        2,009
  Class C Shares 2                       173         536        923        2,009
--------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
  Class C Shares 1                       272         533        918        1,998
  Class C Shares 2                       172         533        918        1,998
--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
  Class C Shares 1                       271         530        913        1,987
  Class C Shares 2                       171         530        913        1,987
--------------------------------------------------------------------------------


1 If you sell your shares at the end of the period.

2 If you do not sell your shares at the end of the period.

MONEY-MARKET FUND


ARMADA MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk, loss risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

LOSS RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                               MONEY-MARKET FUND

                                                        ARMADA MONEY MARKET FUND


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001     2.95%

                     Best Quarter      1.15%    (3/31/01)
                     Worst Quarter     0.33%   (12/31/01)

The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 0.30%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2001, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Money Market Fund                       1.95%        2.34%       11/15/00
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM.

FUND FEES AND EXPENSES

See page 68 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND


FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                           MONEY MARKET FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                             CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)                    None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                                1.00% 1
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                               None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None
--------------------------------------------------------------------------------
Exchange Fee                                                      None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees 2                                        0.35%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                         0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                                    0.25%
--------------------------------------------------------------------------------
  Other 4                                                         0.12%
--------------------------------------------------------------------------------
Total Other Expenses                                              0.37%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 2                            1.47%
--------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were 0.25% and 1.36%, respectively. The Adviser expects to continue waiving a portion of its advisory fees so that actual Investment Advisory Fees and Total Annual Fund Operating Expenses for the current fiscal year are expected to be 0.25% and 1.37%, respectively. This fee waiver remains in effect as of the date of this prospectus, but may be revised or discontinued at any time.

3 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

4 Other expenses for the Fund have been restated to reflect current expenses.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
MONEY MARKET FUND
  Class C Shares 1                $250          $465         $803        $1,757
  Class C Shares 2                 150           465          803         1,757
--------------------------------------------------------------------------------
1 If you sell your shares at the end of the period.

2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). The following chart indicates the specific types of investments in which each Fund primarily invests.



                                                           Fixed                                 High-Yield
                                 Equity     Convertible    Income     Government   Repurchase   Lower Rated      Municipal
                               Securities   Securities   Securities   Securities    Agreement    Securities     Securities
----------------------------------------------------------------------------------------------------------------------------
  Armada Core Equity Fund         [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Equity Growth Fund       [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Equity Index Fund        [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada International
  Equity Fund                     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Large Cap Ultra Fund     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Large Cap Value Fund     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Mid Cap Growth Fund      [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada SmallCap
  GrowthFund                      [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Small Cap
  Value Fund                      [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Small/Mid Cap
  Value Fund                      [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Tax Managed
  Equity Fund                     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Aggressive
  Allocation Fund                 [ ]                       [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Balanced
  Allocation Fund                 [ ]          [ ]          [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Conservative
  Allocation Fund                 [ ]                       [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Bond Fund                                          [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada GNMA Fund                                          [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada High Yield
  Bond Fund                                                 [ ]                                     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Intermediate
  Bond Fund                                                 [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Limited Maturity
  Bond Fund                                                 [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Short Duration
  Bond Fund                                                 [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Total Return
  Advantage Fund                                            [ ]           [ ]                       [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada U.S. Government
  Income Fund                                               [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Michigan
  Municipal Bond Fund                                       [ ]                                                    [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada National Tax
  Exempt Bond Fund                                          [ ]                                                    [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Ohio Tax
  Exempt Bond Fund                                          [ ]                                                    [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Pennsylvania
  Municipal Bond Fund                                       [ ]                                                    [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Money Market Fund                                  [ ]           [ ]          [ ]
----------------------------------------------------------------------------------------------------------------------------

                                  Asset-      Mortgage-
                                  Backed       Backed        Foreign
                                Securities   Securities    Securities
----------------------------------------------------------------------
  Armada Core Equity Fund
----------------------------------------------------------------------
  Armada Equity Growth Fund
----------------------------------------------------------------------
  Armada Equity Index Fund
----------------------------------------------------------------------
  Armada International
  Equity Fund                                                  [ ]
----------------------------------------------------------------------
  Armada Large Cap Ultra Fund
----------------------------------------------------------------------
  Armada Large Cap Value Fund
----------------------------------------------------------------------
  Armada Mid Cap Growth Fund
----------------------------------------------------------------------
  Armada SmallCap
  GrowthFund
----------------------------------------------------------------------
  Armada Small Cap
  Value Fund
----------------------------------------------------------------------
  Armada Small/Mid Cap
  Value Fund
----------------------------------------------------------------------
  Armada Tax Managed
  Equity Fund
----------------------------------------------------------------------
  Armada Aggressive
  Allocation Fund                   [ ]          [ ]
----------------------------------------------------------------------
  Armada Balanced
  Allocation Fund                   [ ]          [ ]           [ ]
----------------------------------------------------------------------
  Armada Conservative
  Allocation Fund                   [ ]          [ ]
----------------------------------------------------------------------
  Armada Bond Fund                  [ ]          [ ]
----------------------------------------------------------------------
  Armada GNMA Fund                  [ ]          [ ]
----------------------------------------------------------------------
  Armada High Yield
  Bond Fund                         [ ]          [ ]
----------------------------------------------------------------------
  Armada Intermediate
  Bond Fund                         [ ]          [ ]           [ ]
----------------------------------------------------------------------
  Armada Limited Maturity
  Bond Fund                         [ ]          [ ]
----------------------------------------------------------------------
  Armada Short Duration
  Bond Fund                         [ ]          [ ]
----------------------------------------------------------------------
  Armada Total Return
  Advantage Fund                    [ ]          [ ]
----------------------------------------------------------------------
  Armada U.S. Government
  Income Fund                       [ ]          [ ]
----------------------------------------------------------------------
  Armada Michigan
  Municipal Bond Fund
----------------------------------------------------------------------
  Armada National Tax
  Exempt Bond Fund
----------------------------------------------------------------------
  Armada Ohio Tax
  Exempt Bond Fund
----------------------------------------------------------------------
  Armada Pennsylvania
  Municipal Bond Fund
----------------------------------------------------------------------
  Armada Money Market Fund
----------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.


REPURCHASE AGREEMENTS
Under a repurchase agreement the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.


HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.


MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:
o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.
o A Fund may incur substantial costs in connection with conversions between various currencies.
o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.
o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.



THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND
CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund is offered for sale by and described in this prospectus.

MORE INFORMATION
ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.


A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Additionally, the High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation with respect to the High Yield Bond Fund. Such investments are not used as part of these Funds' principal investment strategies.

While not considered a principal investment strategy, the High Yield Bond Fund may from time to time purchase securities that are in default.

Armada has obtained an order from the SEC that allows the non-money market Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund               Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Equity Growth Fund             Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks of
                               large cap companies
--------------------------------------------------------------------------------
Equity Index Fund              Investors seeking returns similar to those of the
                               S&P 500 Composite Stock Price Index who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------
International Equity Fund      Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks of
                               foreign companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of large cap companies

--------------------------------------------------------------------------------
Mid Cap Growth Fund            Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of mid cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund          Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in value-oriented
                               common stocks of small cap companies
--------------------------------------------------------------------------------

Small/Mid Cap Value Fund       Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap and mid cap companies

--------------------------------------------------------------------------------
Tax Managed Equity Fund        Investors seeking capital appreciation who want
                               to minimize the impact of taxes and who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund     Investors seeking capital growth with the
                               potential for above average total returns (as
                               measured by the returns of the S&P 500 Composite
                               Stock Price Index) who are willing to accept the
                               risks of investing in a fund that may allocate a
                               high percentage of its assets in Underlying
                               Armada Funds that focus their investments in
                               equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund       Investors seeking broad diversification by asset
                               class and style to manage risk and provide the
                               potential for above average total returns (as
                               measured by the returns of the S&P 500 Composite
                               Stock Price Index and the Lehman U.S. Aggregate
                               Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund   Investors seeking current income with the
                               potential for above average total returns (as
                               measured by the returns of the Lehman U.S.
                               Aggregate Bond Index) who are willing to accept
                               the risks of investing in a fund that may
                               allocate a high percentage of its assets in
                               Underlying Armada Funds that focus their
                               investments in fixed income securities
--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                      Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in fixed income securities
--------------------------------------------------------------------------------
GNMA Fund                      Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in mortgage-backed securities
--------------------------------------------------------------------------------

High Yield Bond Fund           Investors seeking high current income and capital
                               appreciation who are willing to accept the risks of investing in a fund that invests primarily in junk bonds

--------------------------------------------------------------------------------
Intermediate Bond Fund         Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in intermediate term fixed
                               income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund     Investors seeking current income who are seeking
                               to minimize share price volatility relative to
                               our other fixed income funds and who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in shorter term fixed income
                               securities
--------------------------------------------------------------------------------

Short Duration Bond Fund       Investors seeking high current income but who
                               desire the relative safety of investing in a fund that invests primarily in shorter term investment quality debt securities

--------------------------------------------------------------------------------
Total Return Advantage Fund    Investors seeking total return with less share
                               price volatility than a fund that invests
                               primarily in equity securities who are willing to
                               accept the risks of investing in a fund that
                               invests primarily in fixed income securities
--------------------------------------------------------------------------------
U.S. Government Income Fund    Investors seeking current income who are
                               interested in the lower credit risk associated
                               with a fund that invests primarily in U.S.
                               government fixed income securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund   Investors seeking current income exempt from
                               federal and Michigan income taxes who are willing
                               to accept moderate share price volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund  Investors seeking current income exempt from federal income tax who are willing to accept
                               moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund      Investors seeking current income exempt from
                               federal and Ohio income taxes who are willing to
                               accept moderate share price volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond    Investors seeking current income exempt from
Fund                           federal and Pennsylvania income taxes who are
                               willing to accept moderate share price volatility
--------------------------------------------------------------------------------

                                MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR ...
--------------------------------------------------------------------------------
Money Market Fund              Investors seeking high current income and reduced
                               risk through a widely diversified money market
                               portfolio
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.

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                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                          NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                            MANAGEMENT TEAM                            ENDED MAY 31, 2002
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Core Equity Fund                         Core Equity Investment Management Team                        0.75%
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Equity Growth Fund                      Growth Equity Investment Management Team                       0.75%
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Equity Index Fund                        Core Equity Investment Management Team                        0.20%
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International Equity Fund            International Equity Investment Management Team                   1.15%
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Large Cap Ultra Fund                    Growth Equity Investment Management Team                       0.75%
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Large Cap Value Fund                     Value Equity Investment Management Team                       0.75%
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Mid Cap Growth Fund                     Growth Equity Investment Management Team                       1.00%
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Small Cap Growth Fund                   Growth Equity Investment Management Team                       1.00%
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Small Cap Value Fund                     Value Equity Investment Management Team                       1.00%
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Small/Mid Cap Value Fund                 Value Equity Investment Management Team                       1.00% 1
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Tax Managed Equity Fund                 Growth Equity Investment Management Team                       0.75%
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Aggressive Allocation Fund             Asset Allocation Investment Management Team                     0.00%
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Balanced Allocation Fund               Asset Allocation Investment Management Team                     0.75%
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Conservative Allocation Fund           Asset Allocation Investment Management Team                     0.00%
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Bond Fund                                 Taxable Fixed Income Management Team                         0.55%
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GNMA Fund                                 Taxable Fixed Income Management Team                         0.55%
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High Yield Bond Fund                      Taxable Fixed Income Management Team                         0.60% 1
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Intermediate Bond Fund                    Taxable Fixed Income Management Team                         0.40%
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Limited Maturity Bond Fund                Taxable Fixed Income Management Team                         0.35%
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Short Duration Bond Fund                  Taxable Fixed Income Management Team                         0.40% 1
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Total Return Advantage Fund               Taxable Fixed Income Management Team                         0.38%
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U.S. Government Income Fund               Taxable Fixed Income Management Team                         0.55%
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Michigan Municipal Bond Fund                  Municipal Fixed Income Team                              0.40%
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National Tax Exempt Bond Fund                 Municipal Fixed Income Team                              0.40%
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Ohio Tax Exempt Bond Fund                     Municipal Fixed Income Team                              0.40%
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Pennsylvania Municipal Bond Fund              Municipal Fixed Income Team                              0.40%
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Money Market Fund                         Taxable Money Market Management Team                         0.25%
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1 The Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds were not in operation during the last fiscal year.
  The fees shown represent the contractual advisory fee rates that the Funds are obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class C Shares of the Funds.

CLASS C SHARES:
o NO FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
o 12B-1 FEES
o $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT
o DOES NOT CONVERT TO ANY OTHER SHARE CLASS
o $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM
o INTENDED FOR INDIVIDUAL INVESTORS AND RETIREMENT PLANS


HOW TO PURCHASE FUND SHARES


                                    NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
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INTERNET                            Visit our site and click on "Open an             You may place your purchase order on
WWW.ARMADAFUNDS.COM                 Account Online." Or log on to our on             our Web Site using your established
                                    line Forms Center to print or complete           banking instructions for payment. To
                                    an application on line. Mail the                 authorize this service, please complete
                                    application to the address below. Unless         an Account Change Form or call
                                    you arrange to pay by wire or ACH, write         1-800-622-FUND (3863).
                                    your check, payable in U.S. dollars, to
                                    "Armada Funds (Fund name)." Armada
                                    cannot accept third-party checks, starter
                                    checks, credit cards, credit card checks,
                                    cash or cash equivalents (i.e., cashier's
                                    check, bank draft, money order or
                                    travelers' check).

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TELEPHONE                           Call our Investor Services Line to obtain        Call our Investor Services Line to purchase
1-800-622-FUND (3863)               an application                                   additional shares. To authorize this service,
                                                                                     please complete an Account Change Form
                                                                                     or call 1-800-622-FUND (3863).
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MAIL                                Complete an application and mail it along        Make your check payable to "Armada
                                    with a check payable, in U.S. dollars, to        Funds (Fund Name)." Please include your
                                    "Armada Funds (Fund Name)."                      account number on your check and mail it
                                      Armada Funds                                   to the address at the left.
                                      P.O. Box 8421
                                      Boston, MA 02266-8421

                                    For overnight delivery mail to:
                                      Boston Financial Data Services
                                      Attn: Armada Funds
                                      66 Brooks Drive
                                      Braintree, MA 02184

                                    Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

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AUTOMATED CLEARING HOUSE ("ACH")    Complete "Bank, Wire & Electronic Funds          A Planned Investment Program can be set
                                    Transfer Instructions" section of the            up to automatically purchase shares on
                                    application to have funds directly               designated dates during the month. Please
                                    transferred from a bank account. A               see "Planned Investment Program"
                                    primary and secondary account may be             below.
                                    established. Please note all electronic
                                    transfers will be on the primary account
                                    unless notified otherwise. Any changes in
                                    these instructions must be made in writing
                                    to Armada Funds with a signature
                                    guarantee.

                                    NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
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PLANNED INVESTMENT PROGRAM          With a $50 minimum initial investment            With current account information on your
                                    and if you have a checking or savings            account, participation in the program can
                                    account with a bank, you may purchase            be arranged via the Internet or by calling
                                    Class C Shares automatically through             1-800-622-FUND (3863).
                                    regular deductions from your account in
                                    amounts of at least $50 per month per            For existing accounts, without account
                                    account.                                         information, participation can be arranged
                                                                                     by completing an Account Change Form
                                    You may arrange for participation in this        with banking information. This form must
                                    program when a new account is                    include a signature guarantee by a bank or
                                    established.                                     other financial institution.
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WIRE                                To purchase shares by wire, call 1-800-          Call 1-800-622-FUND (3863) prior to
                                    622-FUND (3863) to set up your account           sending the wire in order to obtain a
                                    to accommodate wire transactions and to          confirmation number and to ensure
                                    receive a wire control number to be              prompt and accurate handling of funds.
                                    included in the body of the wire. Ask your       Ask your bank to transmit immediately
                                    bank to transmit immediately available           available funds by wire as described at the
                                    funds by wire in the amount of your              left. Please include your account number.
                                    purchase to:
                                    State Street Bank and Trust Company              Armada and its transfer agent are not
                                    ABA # 011000028                                  responsible for the consequences of delays
                                    Account 99052755 Credit Armada Funds             resulting from the banking or Federal
                                    (Account Registration)                           Reserve Wire system, or from incomplete
                                    (Account Number)                                 wiring instructions.
                                    (Wire Control Number)

                                    Note: Your bank may charge you a fee for this service.

                                    Armada and its transfer agent are not
                                    responsible for the consequences of delays resulting from the banking or Federal
                                    Reserve Wire system, or from incomplete
                                    wiring instructions.

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FINANCIAL INTERMEDIARY              Contact your financial consultant. Please        Contact your financial consultant. Please
                                    note, your financial consultant or               note, your financial consultant or
                                    institution may charge a fee for its services.   institution may charge a fee for its services.
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You may purchase Class C Shares of the Armada Money Market Fund as part of your initial investment only if participating in a Systematic Exchange Program (see page 82). Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of the Trust.


BUYING OR SELLING SHARES THROUGH A
FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time for each Fund except the Money Market Fund. For the Money Market Fund, purchase orders must be submitted to the transfer agent before 3:30 p.m. Eastern time in order to receive the current Business Day's NAV.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund, Tax Free Bond Fund and the Money Market Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, each Fund other than the Money Market Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES


CONTINGENT DEFERRED SALES CHARGES
If you sell your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class C Shares of one Fund for Class C Shares of another Fund. Class C Shares of the Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program. You do not pay a sales charge when you receive Class C Shares of the Money Market Fund in an exchange.

When an investor redeems Class C Shares, they are redeemed first from those Class C Shares that are not subject to the deferred sales load (i.e., Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class C Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons:
o redemptions following the death or disability of a shareholder;
o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;
o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;
o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;
o redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;
o return of excess contributions;
o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of Class C Shares for Class C Shares of other Funds of Armada;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;
o exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and
o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO SELL YOUR FUND SHARES

Holders of Class C Shares may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge.

See "Contingent Deferred Sales Charges" on page 80 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a

Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.
The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;
(b) the NYSE is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

Class C Shares of the Armada Money Market Fund are available as part of your initial investment if participating in a Systematic Exchange Program (please see below). Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of Armada.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing Class C Shares of the Armada Money Market Fund for Class C Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange is $50.

If you would like to enter a program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
   Armada Funds
   P.O. Box 8421
   Boston, MA 02266-8421
For overnight delivery mail to:
   Boston Financial Data Services
   Attn: Armada Funds
   66 Brooks Drive
   Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.


TELEPHONE AND INTERNET TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS C SHARES
If you would like to enter a systematic exchange program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.


CUSTOMER IDENTIFICATION PROGRAM
Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class C Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund


The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund Armada GNMA Fund

         Armada High Yield Bond Fund

         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund

         Armada Short Duration Bond Fund

         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund


The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

The tables that follow present performance information about Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.

No financial highlights are presented for the Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds because the Funds were not in operation during the last fiscal year.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                   REALIZED AND     DIVIDENDS      DISTRIBUTIONS
            VALUE,         NET         UNREALIZED      FROM NET         FROM NET       NET ASSET                  NET ASSETS
          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT        REALIZED       VALUE, END      TOTAL        END OF
          OF PERIOD   INCOME/(LOSS)  ON SECURITIES      INCOME       CAPITAL GAINS     OF PERIOD      RETURN+    PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $11.92       $(0.04) 2       $(1.14)         $(0.00)          $(0.26)         $10.48       (9.94)%        $499
  2001      14.63        (0.06)          (0.73)          (0.00)           (1.92)          11.92       (6.48)           50
  2000 1    14.55        (0.05)           0.13           (0.00)           (0.00)          14.63        0.55             2
------------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $23.69       $(0.19) 2       $(4.47)         $(0.00)          $(0.21)         $18.82      (19.79)%        $654
  2001      28.38        (0.26) 2        (3.31)          (0.00)           (1.12)          23.69      (13.06)          436
  2000 3    28.04        (0.08) 2         0.42           (0.00)           (0.00)          28.38        1.21           263
------------------------------------------------------------------------------------------------------------------------------
 EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.79        $0.01 2        $(1.64)         $(0.01)          $(0.00)          $9.15      (15.08)%        $885
  2001      12.20         0.00           (1.40)          (0.01)           (0.00)          10.79      (11.51)          649
  2000 4    12.61         0.01           (0.41)          (0.01)           (0.00)          12.20       (3.17)          277
------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.63       $(0.03) 2       $(1.14)         $(0.00)          $(0.00)          $9.46      (11.01)%        $565
  2001      14.83        (0.10) 2        (3.10)          (0.00)           (1.00)          10.63      (23.40)          364
  2000 5    15.37        (0.04)          (0.50)          (0.00)           (0.00)          14.83       (3.51)          165
------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $11.89       $(0.12) 2       $(3.03)         $(0.00)          $(0.00)          $8.74      (26.49)%        $320
  2001 6    20.22        (0.17) 2        (5.57)          (0.00)           (2.59)          11.89      (30.66)          123
------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $17.27        $0.04 2        $(0.88)         $(0.05)          $(0.68)         $15.70       (4.77)%        $341
  2001      15.93         0.09            1.72           (0.15)           (0.32)          17.27       11.67           187
  2000 7    15.27         0.08            0.63           (0.05)           (0.00)          15.93        4.65           105

                                                            RATIO        RATIO OF NET
                                        RATIO OF NET     OF EXPENSES  INVESTMENT INCOME/
                          RATIO OF        INVESTMENT      TO AVERAGE   (LOSS) TO AVERAGE
                          EXPENSES      INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
                         TO AVERAGE      TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
                         NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.93%           (0.49)%          1.93%           (0.49)%          112%
  2001                     1.94            (0.87)           1.94            (0.87)            34
  2000 1                   1.96            (0.93)           1.96            (0.93)            37
-----------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.88%           (0.91)%          1.88%           (0.91)%           52%
  2001                     1.88            (0.98)           1.88            (0.98)            18
  2000 3                   1.86            (0.95)           1.86            (0.95)            25
-----------------------------------------------------------------------------------------------------
 EQUITY INDEX FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.33%            0.09%           1.48%           (0.06)%            4%
  2001                     1.36            (0.06)           1.51            (0.21)            15
  2000 4                   1.34             0.02            1.49            (0.13)            48
-----------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     2.30%           (0.33)%          2.30%           (0.33)%           63%
  2001                     2.41            (0.41)           2.41            (0.41)           161
  2000 5                   2.39            (0.90)           2.39            (0.90)           124
-----------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.96%           (1.24)%          1.96%           (1.24)%           50%
  2001 6                   1.93            (1.32)           1.93            (1.32)           102
-----------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.88%            0.19%           1.88%            0.19%            39%
  2001                     1.93             0.59            1.93             0.59             67
  2000 7                   1.88             1.11            1.88             1.11             40


+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES
    CHARGE.
(1) CORE EQUITY FUND CLASS C COMMENCED OPERATIONS ON JANUARY 20, 2000. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(2) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(3) EQUITY GROWTH FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(4) EQUITY INDEX FUND CLASS C COMMENCED OPERATIONS ON JANUARY 17, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(5) INTERNATIONAL EQUITY FUND CLASS C COMMENCED OPERATIONS ON JANUARY 5, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(6) LARGE CAP ULTRA FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(7) LARGE CAP VALUE FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.


                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                   REALIZED AND     DIVIDENDS      DISTRIBUTIONS
            VALUE,         NET         UNREALIZED      FROM NET         FROM NET       NET ASSET                  NET ASSETS
          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT        REALIZED       VALUE, END      TOTAL        END OF
          OF PERIOD   INCOME/(LOSS)  ON SECURITIES      INCOME       CAPITAL GAINS     OF PERIOD      RETURN+    PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002    $  6.64       $(0.11) 1       $(1.24)         $(0.00)          $(0.00)          $5.29      (20.33)%     $   240
  2001 2    15.11        (0.12) 1        (3.81)          (0.00)           (4.54)           6.64      (29.86)          142
------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $11.19       $(0.18) 1       $(2.20)         $(0.00)          $(0.00)          $8.81      (21.27)%     $   476
  2001      14.57        (0.18) 1        (1.84)          (0.00)           (1.36)          11.19      (15.32)          374
  2000 3    16.20        (0.07) 1        (1.56)          (0.00)           (0.00)          14.57      (10.06)           77
------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $18.34       $(0.12) 1        $3.27          $(0.08)          $(1.76)         $19.65       18.46%       $5,100
  2001      14.62         0.11            4.14           (0.12)           (0.41)          18.34       29.62           361
  2000 4    13.07         0.01            1.54           (0.00)           (0.00)          14.62       11.86            68
------------------------------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $12.35       $(0.07) 1       $(1.50)         $(0.00)          $(0.00)         $10.78      (12.71)%     $   981
  2001      14.16        (0.12)          (1.66)          (0.00)           (0.03)          12.35      (12.60)          880
  2000 5    14.01        (0.03)           0.18           (0.00)           (0.00)          14.16        1.07           453
------------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 6   $ 9.89       $ 0.03 1        $(0.77)         $(0.11) 8        $(0.00)         $ 9.04       (8.37)%     $   223
------------------------------------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $ 9.72       $ 0.11 1        $(0.71)         $(0.12)          $(0.00)         $ 9.00       (6.16)%      $  747
  2001      11.70         0.21           (0.46)          (0.18)           (1.55)           9.72       (2.70)           22
  2000 7    11.88         0.02           (0.20)          (0.00)           (0.00)          11.70       (1.52)            3

                                                          RATIO        RATIO OF NET
                                      RATIO OF NET     OF EXPENSES  INVESTMENT INCOME/
                        RATIO OF        INVESTMENT      TO AVERAGE   (LOSS) TO AVERAGE
                        EXPENSES      INCOME/(LOSS)    NET ASSETS        NET ASSETS       PORTFOLIO
                       TO AVERAGE      TO AVERAGE      (BEFORE FEE      (BEFORE FEE       TURNOVER
                       NET ASSETS      NET ASSETS        WAIVERS)         WAIVERS)          RATE
---------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   2.23%            1.88%           2.23%            1.88%            68%
  2001 2                 2.21            (1.59)           2.21            (1.59)           191
---------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   2.20%           (1.84)%          2.20%           (1.84)%          122%
  2001                   2.22            (1.39)           2.22            (1.39)           174
  2000 3                 2.19            (1.24)           2.19            (1.24)           155
---------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   2.12%           (0.42)%          2.12%           (0.42)%          106%
  2001                   2.15             0.40            2.15             0.40            128
  2000 4                 2.17             1.01            2.17             1.01            120
---------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.89%           (0.63)%          1.89%           (0.63)%            0%
  2001                   1.92            (0.84)           1.92            (0.84)             1
  2000 5                 1.91            (0.77)           1.91            (0.77)             3
---------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002 6                 1.98%            0.29%           2.23%            0.04%            40%
---------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.96%            1.17%           1.96%            1.17%           106%
  2001                   1.98             1.69            1.98             1.69            161
  2000 7                 1.97             1.24            1.97             1.24            182


+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES
    CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) MID CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(3) SMALL CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JANUARY 20, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(4) SMALL CAP VALUE FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(5) TAX MANAGED EQUITY FUND CLASS C COMMENCED OPERATIONS ON JANUARY 10, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.

(6) THE AGGRESSIVE ALLOCATION FUND CLASS C COMMENCED OPERATIONS ON JUNE 28, 2001. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(7) THE BALANCED ALLOCATION FUND CLASS C COMMENCED OPERATIONS ON APRIL 20, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(8) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) FOR CLASS C OF THE AGGRESSIVE ALLOCATION FUND.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                   REALIZED AND     DIVIDENDS      DISTRIBUTIONS
            VALUE,         NET         UNREALIZED      FROM NET         FROM NET       NET ASSET                  NET ASSETS
          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT        REALIZED       VALUE, END      TOTAL        END OF
          OF PERIOD   INCOME/(LOSS)  ON SECURITIES      INCOME       CAPITAL GAINS     OF PERIOD      RETURN+    PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.04        $0.10 7        $(0.28)         $(0.21)          $(0.00)        $  9.65       (1.79)%     $   702
  2001 1    10.14         0.00           (0.10)          (0.00)           (0.00)          10.04       (0.99)           55
------------------------------------------------------------------------------------------------------------------------------
 BOND FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002    $  9.71        $0.45 7         $0.16          $(0.46)          $(0.00)        $  9.86        6.39%      $   150
  2001 2     9.48         0.52            0.23           (0.52)           (0.00)           9.71        8.06            62
------------------------------------------------------------------------------------------------------------------------------
 GNMA FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.22        $0.48 7         $0.16          $(0.49)          $(0.00)         $10.37        6.42%       $1,789
  2001       9.75         0.53            0.46           (0.52)           (0.00)          10.22       10.39            60
  2000 3     9.72         0.18            0.03           (0.18)           (0.00)           9.75        2.16            84
------------------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.28        $0.44 7         $0.17          $(0.45)          $(0.00)         $10.44        6.03%      $   413
  2001       9.93         0.55            0.35           (0.55)           (0.00)          10.28        9.22           180
  2000 4     9.91        (0.00)           0.02           (0.00)           (0.00)           9.93        0.22           191
------------------------------------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002    $  9.89        $0.36 7         $0.15          $(0.40)          $(0.00)         $10.00        5.19%      $   888
  2001       9.73         0.51            0.16           (0.51)           (0.00)           9.89        7.06            64
  2000 5     9.85         0.18           (0.12)          (0.18)           (0.00)           9.73        0.56            18
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.04        $0.46 7         $0.20          $(0.45)          $(0.00)         $10.25        6.73%      $    38
  2001 6     9.73         0.32            0.31           (0.32)           (0.00)          10.04        6.54            20

                                                          RATIO        RATIO OF NET
                                      RATIO OF NET     OF EXPENSES  INVESTMENT INCOME/
                        RATIO OF       INVESTMENT      TO AVERAGE   (LOSS) TO AVERAGE
                        EXPENSES      INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
                       TO AVERAGE      TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
                       NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)          RATE
---------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.88%            1.82%           2.13%            1.57%            27%
  2001 1                 1.22             2.35            1.55             2.00              5
---------------------------------------------------------------------------------------------------
 BOND FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.67%            4.74%           1.67%            4.74%            98%
  2001 2                 1.67             5.44            1.67             5.44             73
---------------------------------------------------------------------------------------------------
 GNMA FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.72%            4.69%           1.72%            4.69%            46%
  2001                   1.75             5.24            1.75             5.24             47
  2000 3                 1.76             5.08            1.76             5.08             79
---------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.53%           4.31%            1.68%            4.16%           141%
  2001                   1.54             5.39            1.69             5.24            133
  2000 4                 1.54             5.26            1.69             5.11            201
---------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.49%            3.93%           1.59%            3.83%           110%
  2001                   1.53             5.00            1.63             4.90             87
  2000 5                 1.54             4.84            1.64             4.74             90
---------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.51%            4.46%           1.68%            4.29%            88%
  2001 6                 1.49             4.97            1.69             4.77            182


+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES
    CHARGE.

(1) THE CONSERVATIVE ALLOCATION FUND CLASS C COMMENCED OPERATIONS ON MAY 23, 2001. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(2) THE BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 12, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN
    ANNUALIZED.
(3) GNMA FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN
    ANNUALIZED.
(4) INTERMEDIATE BOND FUND CLASS C COMMENCED OPERATIONS ON MAY 30, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(5) LIMITED MATURITY BOND FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(6) TOTAL RETURN ADVANTAGE FUND CLASS C COMMENCED OPERATIONS ON OCTOBER 3, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(7) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                   REALIZED AND     DIVIDENDS      DISTRIBUTIONS
            VALUE,         NET         UNREALIZED      FROM NET         FROM NET       NET ASSET                  NET ASSETS
          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT        REALIZED       VALUE, END      TOTAL        END OF
          OF PERIOD   INCOME/(LOSS)  ON SECURITIES      INCOME       CAPITAL GAINS     OF PERIOD      RETURN+    PERIOD (000)
-------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002      $9.20        $0.41 7         $0.22          $(0.40)          $(0.00)        $  9.43        6.93%      $   752
  2001 1     8.83         0.45            0.37           (0.45)           (0.00)           9.20        9.51           113
-------------------------------------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 2,3 $11.05        $0.32 7        $(0.02)         $(0.31)          $(0.01)         $11.03        2.81%      $   283
-------------------------------------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 3   $10.01        $0.33 7         $0.15          $(0.32)          $(0.00)         $10.17        4.86%      $    19
  2001++     9.50         0.27            0.51           (0.27)           (0.00)          10.01        8.30            82
  2000 4     9.52         0.03           (0.02)          (0.03)           (0.00)           9.50        0.09            --
-------------------------------------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 3   $11.00        $0.36 7         $0.15          $(0.36)          $(0.00)         $11.15        4.72%       $1,025
  2001 5    10.61         0.36            0.38           (0.35)           (0.00)          11.00        7.08           281
-------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 3   $10.38        $0.35 7         $0.11          $(0.36)          $(0.00)         $10.48        4.46%      $   463
  2001+++    9.91         0.04 7          0.47           (0.04)           (0.00)          10.38        5.18             4
  2000 6     9.95         0.13           (0.14)          (0.03)           (0.00)           9.91       (0.06)           --
-------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002      $1.00        $0.02 9            --          $(0.02)              --           $1.00        1.45%      $   218
  2001 8     1.00         0.02              --           (0.02)              --            1.00        2.43            39

                                                           RATIO        RATIO OF NET
                                       RATIO OF NET     OF EXPENSES  INVESTMENT INCOME/
                         RATIO OF       INVESTMENT      TO AVERAGE   (LOSS) TO AVERAGE
                         EXPENSES      INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
                        TO AVERAGE      TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
                        NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)          RATE
----------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002                    1.72%            4.33%           1.72%            4.33%           219%
  2001 1                  1.74             5.32            1.74             5.32             78
----------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002 2,3                1.55%            3.51%           1.70%            3.36%            6%
----------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002 3                  1.56%            3.23%           1.71%            3.08%            19%
  2001++                  1.55             3.44            1.70             3.29             27
  2000 4                  1.50             3.41            1.65             3.26             65
----------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002 3                  1.56%            3.24%           1.71%            3.09%            19%
  2001 5                  1.51             3.49            1.66             3.34             20
----------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002 3                  1.60%            3.44%           1.75%            3.29%            13%
  2001+++                 1.24             3.72            1.42             3.54             25
  2000 6                  1.53             3.55            1.68             3.40             38
----------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002                    1.36%            1.37%           1.46%            1.27%            --
  2001 8                  1.33             4.62            1.43             4.52             --


+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED, UNLESS OTHERWISE INDICATED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
++  INFORMATION PRESENTED FOR THE NATIONAL TAX EXEMPT BOND FUND CLASS C REFLECTS THE IMPACT OF THE
    LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001.
    BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE
    TO THE OTHER SHARE CLASSES OF THE FUND.
+++ INFORMATION PRESENTED FOR THE PENNSYLVANIA MUNICIPAL BOND FUND CLASS C REFLECTS THE IMPACT OF THE
    LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001.
    BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE
    TO THE OTHER SHARE CLASSES OF THE FUND.

(1) U.S. GOVERNMENT INCOME FUND CLASS C COMMENCED OPERATIONS ON JUNE 21, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(2) MICHIGAN MUNICIPAL BOND FUND CLASS C COMMENCED OPERATIONS ON AUGUST 6, 2001. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(3) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE MICHIGAN MUNICIPAL BOND
    FUND, NATIONAL TAX EXEMPT BOND FUND, OHIO TAX EXEMPT BOND FUND AND PENNSYLVANIA MUNICIPAL BOND
    FUND WERE REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $78,937, $103,395, $36,769 AND
    $47,421, RESPECTIVELY, TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY
    RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET
    UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET
    ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS
    TO INCREASE (DECREASE) NET INVESTMENT INCOME BY $36,050, $128,647, $(26,247) AND $(3,294),
    RESPECTIVELY.
(4) NATIONAL TAX EXEMPT BOND FUND CLASS C COMMENCED OPERATIONS ON FEBRUARY 24, 2000. ALL RATIOS FOR
    THE PERIOD HAVE BEEN ANNUALIZED.
(5) OHIO TAX EXEMPT BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 23, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(6) PENNSYLVANIA MUNICIPAL BOND FUND CLASS C COMMENCED OPERATIONS ON FEBRUARY 24, 2000. ALL RATIOS
    FOR THE PERIOD HAVE BEEN ANNUALIZED.
(7) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(8) MONEY MARKET FUND CLASS C COMMENCED OPERATIONS ON NOVEMBER 15, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(9) PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER

                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR

                         SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL

                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
    National City Corporation
Chairman, President and Chief Executive
    Officer, NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and CEO,
    The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT
President and Chief Operating Officer,
    Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean, Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.


GERALD L. GHERLEIN
Retired Executive Vice President and
     General Counsel, Eaton Corporation


KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
     Edward Howard & Co.


J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

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                                                                           FUNDS
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                                                                          (LOGO)
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                                                                           FUNDS
                                                             WWW.ARMADAFUNDS.COM
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More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act
registration number is 811-4416.


                                                         ARM-PS-005-0200 (10/02)

                                  ARMADA FUNDS

                      EQUITY FUNDS, ASSET ALLOCATION FUNDS,
          FIXED INCOME FUNDS, TAX FREE BOND FUNDS AND MONEY MARKET FUND

                                    C SHARES

     SUPPLEMENT DATED MARCH 1, 2003 TO THE PROSPECTUS DATED OCTOBER 1, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
      THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS


Effective March 1, 2003, the Adviser will discontinue waiving any of its advisory fees for the Small / Mid Cap Value Fund. Footnote #4 to the Fund Fees and Expenses table for the Equity Funds (page 27) is deleted and replaced with the following information:

4The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were 0.20% and 1.33%, respectively.

The Adviser expects to continue waiving a portion of its advisory fees for the Equity Index during the current fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.20% and 1.33%, respectively.

This fee waiver remains in place as of the date of this prospectus but may be revised or discontinued at any time.

                                  ARMADA FUNDS

                    SUPPLEMENT DATED APRIL 23, 2003 TO EACH
                PROSPECTUS OF ARMADA FUNDS DATED OCTOBER 1, 2002

      THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH EACH
                                   PROSPECTUS.

   On May 1, 2003, Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406 will become underwriter of the Armada Funds.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                  ARMADA FUNDS

                      EQUITY FUNDS, ASSET ALLOCATION FUNDS,
                     FIXED INCOME FUNDS, TAX FREE BOND FUNDS
                              AND MONEY MARKET FUND

                                    C SHARES

     SUPPLEMENT DATED MAY 29, 2003 TO THE PROSPECTUS DATED OCTOBER 1, 2002,
                 SUPPLEMENTED MARCH 1, 2003 AND APRIL 23, 2003

       THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE
                                  PROSPECTUS.

The Armada Small Cap Value Fund (the "Fund") will soon be closed to new investors due to capacity limits. This closing will take place at 4:00 p.m. Eastern Time on Friday, May 30, 2003. The Fund will remain open to existing Fund shareholders and those shareholders may continue to invest in the Fund. By closing the Fund to new investors, the portfolio managers expect to reduce the volume and pace of assets moving into the Fund and prevent the Fund's asset size from becoming a hindrance to its performance. Fund management believes that closing the Fund is in the best interest of its shareholders. Fund management will continue to monitor cash flows into the Fund and adjust its policies as appropriate.

The fourth paragraph under the heading "General Information" on page 80 of the Prospectus regarding each Fixed Income Fund and Tax Free Bond Fund and the Money Market Fund reserving the right to close at or prior to the Bond Market Association (BMA) recommended closing time should be deleted in its entirety.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                  ARMADA FUNDS

                      EQUITY FUNDS, ASSET ALLOCATION FUNDS,
                     FIXED INCOME FUNDS, TAX FREE BOND FUNDS
                              AND MONEY MARKET FUND

                                    C SHARES

     SUPPLEMENT DATED JUNE 3, 2003 TO THE PROSPECTUS DATED OCTOBER 1, 2002,
           SUPPLEMENTED MARCH 1, 2003, APRIL 22, 2003 AND MAY 29, 2003

       THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE
                                   PROSPECTUS.

Effective June 2, 2003, National City Investment Management Company (the "Adviser") will change its fee waiver on the Class C Shares of the Armada Short Duration Bond Fund. The Investment Advisory Fee that will be charged is .20%. In connection with these changes, information relating to the fund expenses presented in the prospectus will change as follows:

Footnote #5 to the Fund Fees and Expenses table for the Fixed Income Funds on page 54 is deleted and replaced with the following information:

     5 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                   FUND                   ADVISORY FEES           TOTAL EXPENSES
         Intermediate Bond Fund               0.40%                   1.53%
       Limited Maturity Bond Fund             0.35%                   1.49%
      Total Return Advantage Fund             0.38%                   1.51%

       The Adviser expects to continue waiving a portion of its advisory fees for these Funds and the Short Duration Bond Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                   FUND                   ADVISORY FEES           TOTAL EXPENSES
         Intermediate Bond Fund               0.40%                   1.53%
       Limited Maturity Bond Fund             0.35%                   1.48%
        Short Duration Bond Fund              0.20%                   1.39%
      Total Return Advantage Fund             0.40%                   1.52%

  These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

  For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE